                                                                    Exhibit 10.9

                               COMMERCIAL GUARANTY

---------------- -------- ------------ ------------ ------------------- ---------------- --------------- ----------------
   Principal     Loan      Maturity     Loan No.       [Call/Coll]      Account 309275      Officer         Initials
                  Date                                    [4100]                              123
---------------- -------- ------------ ------------ ------------------- ---------------- --------------- ----------------
             Reference in the shaded area are for Lender's use only
                   and do not limit the applicability of this
                    document to any particular loan or item.

 Any item above containing ***** has been omitted due to text length limitations.
-------------------------------------------------------------------------------------------------------------------------
                                                                 Lender:      Bank Midwest N.A.
Borrower:  DCI, INC. (TIN:  48-0876575)                                       City Center Square Facility
                    846 N MART WAY COURT                                      1100 Main, Suite 350
                    OLATHE, KS  66061                                         Kansas City, MO  64105

Guarantor:  NTG, INC. (TIN:  20-1913167)
                 846 N MART WAY COURT
                OLATHE, KS  66061
================================================================ ============ ===========================================

CONTINUING  GUARANTEE  OF  PAYMENT  AND  PERFORMANCE.   For  good  and  valuable
consideration,  Guarantor  absolutely and  unconditionally  guarantees  full and punctual payment and satisfaction of the indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's  obligations  under the Note and the Related Documents.  This is a Guaranty of payment and performance and not of collection,  so Lender can enforce this  Guaranty  against  Guarantor  even when
Lender has not exhausted  Lender's remedies against anyone else obligated to pay the  indebtedness  or against any  collateral  securing the  indebtedness,  this
Guaranty or any other  Guaranty  of the  indebtedness.  Guarantor  will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will  otherwise  perform  Borrower's  obligations  under  the Note  and  Related
Documents.   Under  this  Guaranty,   Guarantor's  liability  is  unlimited  and
Guarantor's obligations are continuing.

INDEBTEDNESS.  The word "indebtedness" as used in this Guaranty means all of the principal  amount  outstanding  from time to time and at any one or more  times, accrued  unpaid  interest  thereon and all  collection  costs and legal expenses related  thereto  permitted by law,  attorneys'  fees,  arising from any and all debts,  liabilities  and  obligations  of every nature or form,  now existing or hereafter  arising or acquired,  that Borrower  individually  or collectively or interchangeably with others, owes or will owe Lender.  "indebtedness"  includes, without limitation, loans, advances, debts, overdraft indebtedness,  credit card indebtedness, lease obligations,  liabilities and obligations under any interest rate protection  agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments  against  Borrower,  future  advances,  loans or transactions that renew, extend,  modify,  refinance,  consolidate or substitute these debts,  liabilities and obligations whether:  voluntarily or involuntarily incurred;  due or to become  due by their  terms or  acceleration;  absolute  or contingent  liquidated or unliquidated;  determined or  undetermined;  direct or indirect;  primary or  secondary in nature or arising from a Guaranty or surety;
secured or  unsecured;  joint or several or joint and  several;  evidenced  by a negotiable  or  non-negotiable  instrument  or writing;  originated by Lender or another or  others;  barred or  unenforceable  against  Borrower  for any reason whatsoever;  for any  transactions  that may be voidable for any reason (such as infancy,  insanity,  ultra vires or otherwise);  and originated  then reduced or extinguished and then afterwards increased or reinstated.

If  Lender  presently  holds  one or  more  guaranties,  or  hereafter  receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative.  This Guaranty shall not (unless  specifically  provided below to the  contrary)  affect or  invalidate  any such  other  guaranties.  Guarantor's liability  will be  Guarantor's  aggregate  liability  under  the  terms of this
Guaranty and any such other undetermined guaranties.

CONTINUING  GUARANTY.  THIS IS A  "CONTINUING  GUARANTY"  UNDER WHICH  GUARANTOR
AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT,  PERFORMANCE AND SATISFACTION
OF THE INDEBTEDNESS OF BORROWER TO LENDER,  NOW EXISTING OR HEREAFTER ARISING OR
ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE
INDEBTEDNESS  WILL  NOT  DISCHARGE  OR  DIMINISH  GUARANTOR'S   OBLIGATIONS  AND
LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING

                               COMMERCIAL GUARANTY
Loan No.:  2000207186              (Continued)                            Page 2

INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO
BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY.  This  Guaranty  will take effect when  received by Lender without the necessity of any acceptance by lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the indebtedness incurred or contracted  before  receipt by Lender of any notice of revocation  shall have been  fully  and  finally  paid  and  satisfied  and  all of  Guarantor's  other obligations  under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written  notice of revocation  must be mailed to Lender,  by certified  mail, at
Lender's  address  listed  above or such other place as Lender may  designate in writing.  Written revocation of this Guaranty will apply only to advances or new indebtedness  created  after  actual  receipt by Lender of  Guarantor's  written revocation. For this purpose and without limitation, the term "new indebtedness"
does not include the  indebtedness  which at the time of notice of revocation is contingent,  unliquidated,  undetermined  or not due  and  which  later  becomes absolute,  liquidated,  determined  or due.  This Guaranty will continue to bind
Guarantor for all the  indebtedness  incurred by Borrower or committed by Lender prior to receipt of  Guarantor's  written  notice of  revocation,  including any extensions,  renewals,  substitutions or modifications of the indebtedness.  All renewals,  extensions,  substitutions,  and  modifications  of the  indebtedness granted after Guarantor's revocation,  are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness.  This Guaranty shall bind  Guarantor's  estate as to the  indebtedness  created both before and after guarantor's  death or  incapacity,  regardless  of  Lender's  actual  notice  of
Guarantor's   death.   Subject  to  the  foregoing,   Guarantor's   executor  or
administrator or other legal  representative  may terminate this Guaranty in the same  manner  in which  Guarantor  might  have  terminated  it and with the same effect.  Release of any other  guarantor or termination of any other Guaranty of the  indebtedness  shall not  affect  the  liability  of  Guarantor  under  this
Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the  liability of any remaining  Guarantors  under this  Guaranty.  It is anticipated  that  fluctuations  may  occur  in  the  aggregate  amount  of  the indebtedness covered byt5 his Guaranty, and Guarantor specifically  acknowledges and  agrees  that  reductions  in the amount of the  indebtedness,  even to zero dollars ($0.00),  prior to Guarantor's written revocation of this Guaranty shall not  constitute a termination  of this  Guaranty.  This Guaranty is binding upon guarantor and  Guarantor's  heirs,  successors and assigns so long as any of the indebtedness  remains unpaid and even though the  indebtedness  may from time to time be zero dollars ($0.00).

GUARANTOR'S  AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation  hereof,  without notice or demand and without lessening
Guarantor's  liability  under  this  Guaranty,  from time to time:  (A) prior to revocation  as set  forth  above,  to make  one or more  additional  secured  or unsecured loans to Borrower,  to lease equipment or other goods to Borrower,  or otherwise to extend  additional  credit to Borrower;  (B) to alter,  compromise, renew,  extend,  accelerate,  or otherwise change one or more times the time for payment  or other  terms of the  indebtedness  or any part of the  indebtedness, including  increases  and decreases of the rate of interest,  principal  amount, fees or other charges on the indebtedness; extensions may be repeated and may be for longer than the original  loan term;  (C) to take and hold  security for the payment of this  Guaranty or the  indebtedness,  and exchange,  enforce,  waive, subordinate,  fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties,  endorsers,  or other  guarantors  on any  terms or in any  manner  Lender  may  choose;  (E) to determine  how, when and what  application of payments and credits shall be made on the  indebtedness;  (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling  security  agreement or deed of trust, as Lender in
its  discretion  may  determine;   (G)  to  sell,  transfer,   assign  or  grant
participations  in all or any part of the  indebtedness;  and (H) to  assign  or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to
Lender that (A) no  representations  or agreements of any kind have been made to
Guarantor  which would  limit or qualify in any way the terms of this  Guaranty;
(B) this  Guaranty is executed at  Borrower's  request and not at the request of
Lender;  (C)  Guarantor  has full power,  right and authority to enter into this
Guaranty;  (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument  binding upon Guarantor and do not  result  in a  violation  of any  law,  regulation,  court  decree  or order applicable to Guarantor;  (E) Guarantor has not and will not,  without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially  all of Guarantor's  assets, or any interest therein;  (F) upon Lender's

                               COMMERCIAL GUARANTY
Loan No.:  2000207186              (Continued)                            Page 3

request,  Guarantor will provide to Lender  financial and credit  information in form acceptable to Lender,  and all such financial  information  which currently has been, and all future financial  information which will be provided to Lender is and will be true and  correct in all  material  respects  and fairly  present
Guarantor's  financial  condition as of the dates the financial  information  is provided;  (G) no material adverse change has occurred in Guarantor's  financial condition  since the date of the most recent  financial  statements  provided to
Lender  and  no  event  has  occurred  which  may  materially  adversely  affect
Guarantor's  financial  condition;  (H)  no  litigation,  claim,  investigation, administrative  proceeding or similar action  (including those for unpaid taxes)
against   guarantor   is  pending  or   threatened;   (I)  Lender  has  made  no
representation  to Guarantor  as to the  creditworthiness  of Borrower;  and (J)
Guarantor  has  established  adequate  means of  obtaining  from  Borrower  on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep  adequately  informed  from such means of any facts,  events,  or circumstances  which  might  in any way  affect  Guarantor's  risks  under  this
Guaranty,  and Guarantor  further agrees that, absent a request for information,
Lender shall have no  obligation  to disclose to Guarantor  any  information  or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S  WAIVERS.  Except as prohibited by applicable law,  Guarantor waives any right to require  Lender (A) to continue  lending  money or to extend  other credit to Borrower; (B) to make any presentment,  protest,  demand, or notice of any kind,  including  notice of any  nonpayment  of the  indebtedness  or of any nonpayment  related to any  collateral,  or notice of any action or nonaction on the part of  Borrower,  Lender,  any surety,  endorser,  or other  guarantor  in connection  with the  indebtedness  or in connection with the creation of new or additional  loans or  obligations;  (C) to  resort  for  payment  or to  proceed directly  or at  once  against  any  person,  including  Borrower  or any  other guarantor;  (D) to proceed  directly  against or exhaust any collateral  held by
Lender from  Borrower,  any other  Guaranty,  or any other  person;  (E) to give notice of the terms,  time,  and place of any public or private sale of personal property  security  held by Lender  from  Borrower  or to comply  with any other applicable  provisions of the Uniform  Commercial  Code; (F) to pursue any other remedy within  lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor  also waives any and all rights or  defenses  based on  suretyship  or impairment of collateral  including,  but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-deficiency"  law or any other law which may prevent  Lender from  bringing  any action,  including a claim for
deficiency,   against  Guarantor,  before  or  after  Lender's  commencement  or completion  of any  foreclosure  action,  either  judicially or by exercise of a power of sale;  (B) any  election  of  remedies  by  Lender  which  destroys  or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against borrower for reimbursement, including without limitation, any loss of rights  Guarantor may suffer by reason of any law limiting,  qualifying, or  discharging  the  indebtedness;  (C) any  disability  or  other  defense  of
Borrower,  of any other guarantor,  or of any other person,  or by reason of the cessation of Borrower's liability from any cause whatsoever,  other than payment in full in legal tender, of the  indebtedness;  (D) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the indebtedness;  (E) any statute of limitations,  if at any time any action or suit brought by Lender  against  Guarantor is  commenced,  there is  outstanding indebtedness  which is not barred by any applicable  statute of limitations;  or
(F) any  defenses  given to  guarantors  at law or in equity  other than  actual payment and  performance  of the  indebtedness.  If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter  Lender is forced to remit the amount of that  payment to  Borrower's trustee  in  bankruptcy  or to any  similar  person  under any  federal or state bankruptcy  law or law for the  relief of  debtors,  the  indebtedness  shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor  further  waives  and  agrees  not to  assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim,  counter demand,  recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and  consequences  and that,  under the  circumstances,  the waivers are  reasonable  and not  contrary to public  policy or law. If any such wavier is determined to be contrary to any applicable law or public policy, such wavier shall be effective only to the extent permitted by law of public policy.

                               COMMERCIAL GUARANTY
Loan No.:  2000207186              (Continued)                            Page 4

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of set off in al  Guarantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This includes all accounts  guarantor  holds jointly with someone  else and all  accounts  Guarantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent  permitted by applicable  law, to hold these funds if there is a default, and  Lender may apply the funds in these  accounts  to pay what  Guarantor  owes under the terms of this Guaranty.

SUBORDINATION  OF  BORROWER'S  DEBTS TO  GUARANTOR.  Guarantor  agrees  that the indebtedness,  whether now existing or hereafter  created,  shall be superior to any claim that  guarantor may now have or hereafter  acquire  against  Borrower,
whether  or  not  Borrower   becomes   insolvent.   Guarantor  hereby  expressly
subordinates  any claim  Guarantor may have against  Borrower,  upon any account whatsoever, to any claim that Lender may now or hereafter have against borrower.
In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy,  by an assignment for the benefit of creditors, by voluntary liquidation,  or otherwise,  the assets of Borrower applicable to the payment of the  claims of both  Lender and  Guarantor  shall be paid to Lender and shall be first  applied by Lender to the  indebtedness.  Guarantor  does hereby assign to
Lender all claims which it may have or acquire  against  Borrower or against any assignee or trustee in  bankruptcy  of  Borrower;  provided  however,  that such assignment  shall be  effective  only for the purpose of assuring to Lender full payment in legal tender of the indebtedness. If Lender so requests, any notes or credit  agreements  now or  hereafter  evidencing  any debts or  obligations  of
Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.  Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect,  preserve and enforce its rights under this Guaranty.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Guaranty:

     Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this  Guaranty.  No  alteration  of or amendment to this  Guaranty shall be  effective  unless  given in  writing  and  signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys'  Fees;  Expenses.  Guarantor  agrees to pay upon  demand  all of
     Lender's  costs  and  expenses,  including  Lender's  attorneys'  fees  and
     Lender's legal  expenses,  incurred in connection  with the  enforcement of this  Guaranty.  Lender may hire or pay someone  else to help  enforce this
     Guaranty,   and  Guarantor  shall  pay  the  costs  and  expenses  of  such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit,  including  attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic stay or injunction), and appeals. Guarantor also shall pay all court  costs and such  additional  fees as may be  directed  by the court.

     Caption  Headings.  Caption  headings in this Guaranty are for  convenience purposes only and are not to be used to interpret or define the  provisions of this Guaranty.

     Governing  Law. This Guaranty will be governed by federal law applicable to
     Lender and, to the extent not  preempted  by federal  law,  the laws of the state of Missouri  without regard to its conflicts of law provisions.  This
     Guaranty has been accepted by Lender in the State of Missouri.

     Choice of Venue.  If there is a lawsuit,  Guarantor  agrees  upon  Lender's request to submit to the  jurisdiction  of the  courts of  JOHNSON  County,
     State of Kansas.

     Integration.  Guarantor  further  agrees that  Guarantor has read and fully understands  the terms of this Guaranty;  Guarantor has had the opportunity to be advised by Guarantor's  attorney with respect to this  Guaranty;  the
     Guaranty  fully reflects  Guarantor's  intentions and parol evidence is not required  to  interpret  the  terms  of  this  Guaranty.  Guarantor  hereby indemnifies and holds Lender harmless from all losses,

                               COMMERCIAL GUARANTY
Loan No.:  2000207186              (Continued)                            Page 5

     claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred  by  Lender  as a  result  of  any  breach  by  Guarantor  of  the warranties, representations and agreements of this paragraph.

     Interpretation.  In all  cases  where  there is more than one  Borrower  or
     Guarantor,  then all words used in this  Guaranty in the singular  shall be deemed to have been used in the plural  where the context and  construction so  requires;  and  where  there is more  than one  Borrower  named in this
     Guaranty or when this Guaranty is executed by more than one Guarantor,  the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words  "Guarantor,"  "Borrower," and "Lender" include the heirs,  successors,  assigns,  and  transferees of each of them. All of the obligations  of Guarantor  under this Guaranty (if more than one Guarantor)
     shall be joint and  several.  If a court finds that any  provision  of this
     Guaranty is not valid or should not be  enforced,  that fact by itself will not  mean  that the rest of this  Guaranty  will not be valid or  enforced.
     Therefore, a court will enforce the rest of the provisions of this Guaranty even  if a  provision  of this  Guaranty  may be  found  to be  invalid  or
     unenforceable.   If  any  one  or  more  of  borrower  or   guarantor   are
     corporations,   partnerships,   limited  liability  companies,  or  similar
     entities,  it is not  necessary  for Lender to  inquire  into the powers of
     Borrower or Guarantor or of the officers, directors, partners, managers, or other  agents  acting  or  purporting  to  act on  their  behalf;  and  any indebtedness  made or created in reliance  upon the  professed  exercise of such powers shall be guaranteed under this Guaranty.

     Notices. Any notice required to be given under this Guaranty shall be given in writing,  and,  except for  revocation  notices by  Guarantor,  shall be effective when actually delivered,  when actually received by telefacsimile
     (unless  otherwise  required  by law),  when  deposited  with a  nationally recognized  overnight courier,  or, if mailed, when deposited in the Untied
     States mail, as first class,  certified or registered mail postage prepaid, directed to the addresses  shown near the beginning of this  Guaranty.  All revocation  notices by Guarantor shall be in writing and shall be effective upon  delivery to Lender,  as  provided,  in the  section of this  Guaranty entitled  "DURATION  OF  GUARANTY."  Any party may change its  address  for notices under this Guaranty by giving  formal  written  notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes,  Guarantor agrees to keep Lender informed at all times of Guarantor's  current  address.  Unless  otherwise  provided or required by law, if there is more than one  Guarantor,  any notice given by
     Lender to any Guarantor is deemed to be notice given to all Guarantors.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Guaranty  unless  such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Guaranty  shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Guaranty.  No prior  waiver by
     Lender,  nor any course of dealing  between  Lender  and  Guarantor,  shall constitute  a waiver of any of  Lender's  rights  or of any of  Guarantor's obligations as to any future  transactions.  Whenever the consent of Lender is required under this Guaranty,  the granting of such consent by Lender in
     any  instance  shall  not  constitute   continuing  consent  to  subsequent
     instances  where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Successors  and Assigns.  This  Guaranty  shall be understood to be for the benefit of Lender and for such other  person or persons as may from time to time  become or be the  holder or owner of any of the  indebtedness  or any interest  therein,  and this  Guaranty  shall be  transferable  to the same extent and with the same force and effect as any such  indebtedness  may be transferable.

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of Lender's written  request.  The financial  statements shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close  of my last  fiscal  year.  Failure  on the part of the borrower(s) to provide the requested  information  may be considered an event of default under this note or agreement.

                               COMMERCIAL GUARANTY
Loan No.:  2000207186              (Continued)                            Page 6

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all  references  to dollar  amounts  shall mean  amounts in lawful  money of the
United States of America. Words and terms used in the singular shall include the plural,  and the plural shall include the singular,  as the context may require.
Words and terms not otherwise  defined in this Guaranty  shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Borrower.  The word "Borrower" means DCI, INC., and includes all co-signers and co-makers signing the Note and all their successors and assigns.

     Guarantor.  The word  "Guarantor"  means  everyone  signing this  Guaranty, including  without  limitation  NTG,  INC.,  and in each case, any signer's successors and assigns.

     Guaranty. The word "Guaranty" means this Guaranty from Guarantor to Lender.

     Indebtedness.  The word  "indebtedness"  means  Borrower's  indebtedness to
     Lender as more particular described in this Guaranty.

     Lender.  The words  "Lender"  means Bank Midwest N.A.,  its  successors and assigns.

     Note.  The  word  "Note"  means  and  includes  without  limitation  all of
     Borrower's  promissory notes and/or credit agreements evidencing Borrower's loan  obligations  in favor of  Lender,  together  with  all  renewals  of, extensions of,  modifications  of,  refinancings of,  consolidations of and substitutions for promissory notes or credit agreements.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements,  environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

EACH UNDERSIGNED  GUARANTOR  ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS
GUARANTY AND AGREES TO ITS TERMS. IN ADDITION,  EACH GUARANTOR  UNDERSTANDS THAT
THIS  GUARANTY IS  EFFECTIVE  UPON  GUARANTOR'S  EXECUTION  AND DELIVERY OF THIS
GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE  UNTIL  TERMINATED IN THE
MANNER  SET  FORTH IN THE  SECTION  TITLED  "DURATION  OF  GUARANTY".  NO FORMAL
ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY
IS DATED NOVEMBER 15, 2006.

GUARANTOR:

NTG, INC.

By: __________________________________________________________
      KARL B. GEMPERLI, Director & Treasurer of NTG, INC.